Schedule 14A Information
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant                       /X/

Filed by a party other than the Registrant    / /

Check the appropriate box:
                                         / /  Confidential, for
/ / Preliminary Proxy Statement               Use of the Commission
/X/ Definitive Proxy Statement                Only (as permitted by
/ / Definitive Additional Materials           Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

    Advance Capital I, Inc.
    ------------------------------------------------
    (Name of Registrant as Specified in Its Charter)

    Kathy J. Harkleroad
    ------------------------------------------------
    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1)
    and 0-11
     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     (2)  Aggregate number of securities to which transansaction applies:

          ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------

                      ADVANCE CAPITAL I, INC.

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held on July 28, 2000
-------------------------------------------------------------------------
     The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC.
(the Company), will be held at The Westin, 1500 Town Center,
Southfield, Michigan, on July 28, 2000 at 10:00 A.M. (Eastern
Daylight Time). The following matters will be acted upon at that time:

     1.  To elect six Directors to hold office until the next
         Annual Meeting of Shareholders or until their successors have been elected and qualified;

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2000;

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 31, 2000, are entitled to notice of and to vote at the meeting.


                   By Order of the Board of Directors

                   Kathy J. Harkleroad, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 21, 2000
-------------------------------------------------------------------------
                       YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                      ADVANCE CAPITAL I, INC.
                         PROXY STATEMENT
               FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON JULY 28, 2000

                           INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the Board) of Advance Capital I, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders (the Meeting) of the Company to be held at The Westin, 1500 Town Center, Southfield, Michigan, on July 28, 2000 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposal (2). The vote of a majority of the outstanding voting securities, voting in aggregate without regard to class, is necessary to determine the election of Directors and Proposal (2). A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less." Abstentions are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of the Funds is June 21, 2000.

     Each Company share and each fractional share outstanding at the close of business on May 31, 2000, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 31, 2000, 4,616,784 Class A shares, 5,630,362 Class B shares, 10,768,777 Class C shares, 21,515,744 Class
E shares and 4,975,377 Class F shares, all with a $.001 par value, were outstanding.

     As of May 31, 2000, no individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of a particular Class of shares.

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers.

     The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All Directors were present at all meetings during the 1999 year. The Company does not have any committees of the Board. The Directors who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940) meet with PricewaterhouseCoopers LLP annually to discuss the results of the audit of the prior year and the scope of the audit of the coming year.

     At the Meeting, six Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members, with the exception of Dennis D. Johnson and Thomas L. Saeli, have been previously presented to the shareholders for election.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving.
If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.


Name, Position with	        Principal Occupations or
the Company, and Age	        Employment During Past Five Years
--------------------            ---------------------------------
Joseph A. Ahern, Esquire	Attorney and Partner, Stark, Reagan
Director since 1995		& Finnerty, P.C.
Age 42

Richard W. Holtcamp		Retired General Manager-Marketing,
Director since 1989		Michigan Bell Telephone; Director of
Age 65	                        Marketing & Consultant,
                                Fishburn & Co., Inc.

Dennis D. Johnson		Retired Chief Operating Officer,
Director Nominee 2000	        Belgacom (Ameritech International);
Age 61				Management Consultant; Vice President-Human
                                Resources, Ameritech Network Services

Harry Kalajian			Retired Executive Vice President,
Director since 1996             Finance & External Affairs, Michigan
Age 68		                Bell Telephone

Thomas L. Saeli			Vice President-Mergers and Acquisitions,
Director Nominee 2000		Lear Corporation; Vice President, Oxford
Age 43				Investment Group, Inc.

John C. Shoemaker * 		President and Director, Advance Capital
President and Director		I, Inc.; President, Advance Capital
since inception (1987)		Management, Inc., the Company's
Age 54				Investment Adviser

      * "Interested person" of the Company as defined in the Investment Company Act of 1940.

Ownership of Advance Capital I Shares

     The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of May 31, 2000.


		Name of Beneficial Owner	Shares	     Percent
                ------------------------        ------       -------
Class A		Joseph A. Ahern		 	 2,000 	   	*
		Richard W. Holtcamp		 3,705	   	*
		Dennis D. Johnson		   368		*
		Harry Kalajian			 1,136		*
		Thomas L. Saeli			   365		*
		John C. Shoemaker		12,310    	*
		Frank R. Zimmerman		 5,830		*
Class B        	John C. Shoemaker		 7,594		*
Class C		Richard W. Holtcamp		 3,121          *
		Harry Kalajian			 1,234		*
		John C. Shoemaker		 6,217		*
Class E		Frank R. Zimmerman		   671		*
Class F   	Joseph A. Ahern 		 1,000          *
		Richard W. Holtcamp     	   865          *
		Dennis D. Johnson		   754    	*
     		John C. Shoemaker       	11,269		*

* Less than 1.0%

     Shares beneficially owned, directly or indirectly, by the Directors and Officers as a group are 67,929, 7,594, 10,572, 671 and 55,177 shares representing 1.5%, 0.1%, 0.1%, 0.0% and 1.1%
of Class A, Class B, Class C, Class E and Class F stock, respectively.

Compensation of Directors and Executive Officers

     Certain information concerning the executive officers of the Company is set forth below.


Name, Office Held		Principal Occupations or
with the Company, Age		Employment During Past Five Years
---------------------           ----------------------------------
John C. Shoemaker		President and Director, Advance Capital I, Inc.;
President			President, Advance Capital Management, Inc.
Age 54

Robert J. Cappelli		Vice President and Treasurer, Advance Capital I, Inc.;
Vice President and Treasurer	President, Advance Capital Services, Inc.
Age 48

Charles J. Cobb			Vice President, Advance Capital I, Inc.; Regional
Vice President			Representative, Advance Capital Services, Inc.; Controller,
Age 36				Advance Capital I, Inc., Advance Capital Group, Inc.

Kathy J. Harkleroad		Secretary, Advance Capital I, Inc.; Director of Client
Secretary			Services, Advance Capital Services, Inc.
Age 47


     John C. Shoemaker has held office since the inception of the Company (1987). Mr. Cappelli held the office of Secretary from inception to 1996 and was appointed Treasurer in 1992 and Vice President in 1996. Mr. Cobb was appointed Vice President in 1996. Ms. Harkleroad was appointed Secretary in 1996.

     The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. (MANAGEMENT), the investment adviser, 2) Advance Capital Services, Inc., (SERVICES) the Company's distributor of fund shares and Advance Capital Group, Inc. (GROUP), the Company's administrator, transfer agent and dividend disbursing agent. GROUP and its subsidiaries pay the salaries of the Company's officers.

     John C. Shoemaker is President of the Company and a Director. He receives no compensation from the Company for his service as a Director.

     Only the independent Directors (those Directors who are not "interested persons" as that term is defined by the Investment Company Act of 1940), Messrs. Ahern, Holtcamp, Kalajian and Zimmerman received compensation from the Company for their service as Directors. During 1999, fees for the independent Directors were set at $2,500 annually plus $250 for each meeting attended. The aggregate fees paid to all Directors as a group for the year ended December 31, 1999, totaled $14,000. Directors were also reimbursed for expenses incurred in attending the meetings.

     The Board recommends that you vote FOR the nominees.

PROPOSAL 2:  SELECTION OF ACCOUNTANTS

     The members of the Board, including a majority who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2000, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Company. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend.

     The following summarizes PricewaterhouseCoopers LLP's accounting services for the fiscal year ending December 31, 2000: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

     The Board authorized all services performed by PricewaterhouseCoopers LLP for the Company during 1999.
In addition, the Board annually reviews the scope of services to be provided by PricewaterhouseCoopers LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence. PricewaterhouseCoopers LLP has audited the Company's books since 1995.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

     The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

PROPOSAL 3:  OTHER BUSINESS

     The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The Company's investment adviser, Advance Capital Management, Inc. (MANAGEMENT), is a Michigan corporation established in 1986 for the purpose of providing investment management services. MANAGEMENT is a registered investment adviser with the Securities and Exchange
Commission. MANAGEMENT charged investment advisory fees to the Company of $2,808,328 for 1999. MANAGEMENT is a wholly-owned subsidiary of Advance Capital Group, Inc.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.

     The Company's distributor, Advance Capital Services, Inc. (SERVICES), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. SERVICES charged distribution fees to the Company of $1,193,787 for 1999. SERVICES is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. (GROUP).

     The owners of GROUP and the Directors and Officers of MANAGEMENT and SERVICES are the same three individuals, Raymond A. Rathka, John
C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.


Position	GROUP        SERVICES     MANAGEMENT    COMPANY
--------        ------       --------     ----------    -------
Owners		Cappelli     GROUP	  GROUP		Shareholders
		Rathka
		Shoemaker

Directors	Cappelli     Cappelli	  Cappelli	Ahern
		Rathka	     Rathka	  Rathka	Holtcamp
		Shoemaker    Shoemaker	  Shoemaker	Kalajian
							Saeli
							Shoemaker
							Zimmerman

President	Rathka	     Cappelli	  Shoemaker	Shoemaker

Vice President	Shoemaker    Shoemaker	  Cappelli	Cappelli
							Cobb

Treasurer	Cappelli     Rathka       Rathka	Cappelli

Secretary	Shoemaker    Shoemaker    Shoemaker	Harkleroad


SHAREHOLDERS PROPOSALS

     Proposals of shareholders which are intended to be presented at the annual meeting of the shareholders of the Company to be held in 2001 must be received by the Company for inclusion in the proxy statement and form of proxy relating to that meeting on or before March 1, 2001.

FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 1999 and the Statement of Operations of the Company for the year ended December 31, 1999 reported on by PricewaterhouseCoopers LLP, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling
(800) 345-4783. Any copies requested will be mailed no later than the following business day via first class U.S. mail.

     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at
(800) 345-4783.

                      By Order of the Board of Directors

                      Kathy J. Harkleroad, Secretary

June 21, 2000

EDGAR Appendix

This appendix contains the form of the Proxy.

PROXY

                     ADVANCE CAPITAL I, INC.
     One Towne Square, Suite 444, Southfield, Michigan 48076

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   (For the shareholders of the Equity Growth, Bond, Balanced,
    Retirement Income and Cornerstone Stock Funds)

     The undersigned hereby appoints John C. Shoemaker and Robert
J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2000, at the Annual Meeting of Shareholders of the Company to be held on Friday, July 28, 2000 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 21, 2000

     This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

     Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

                                       Dated:                , 2000
                                             ----------------

                                       ----------------------------
                                       Signature

                                       ----------------------------
                                       Signature (If Joint Account)

                                       ----------------------------
                                       Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of  FOR all nominees listed _____ WITHHOLD AUTHORITY _____
   directors.   below (except as marked       to vote for all nominees
                to the contrary)              listed below

(Instructions: To withhold authority to vote for any individual nominee strike nominee's name in the list below)

Joseph A. Ahern, Richard W. Holtcamp, Dennis D. Johnson, Harry Kalajian, Thomas L. Saeli, John C. Shoemaker

                                                         FOR  AGAINST  ABSTAIN
2. Ratify the selection of PricewaterhouseCoopers LLP
   as independent accountants of the Company.           _____   _____   _____

3. I authorize the Proxies, in their discretion, to vote upon such other business meeting or any adjournment thereof.

                                                    NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting
   of Shareholders please indicate the number
   attending the meeting and/or luncheon            ____Meeting____Luncheon